UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2011

SYMETRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 108th Avenue NE, Suite 1200

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

(425) 256-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 9, 2011, Tom Marra, president and chief executive officer, and Margaret Meister, executive vice president and chief financial officer of Symetra Financial Corporation (the “Company”) will host a 2012 Outlook conference call to discuss the Company’s current operations, operational outlook and future plans, including an update on its Grow & Diversify strategy, and to announce its guidance for 2012 adjusted operating income per diluted common share. The Company issued a press release announcing the highlights of the conference call, a copy of which is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. A slide presentation relating to the information to be presented during the conference call is furnished as Exhibit 99.2 to this Current Report, is incorporated herein by reference and will be posted on the Company’s website, www.symetra.com, under the tab entitled “Investor Relations.”

The foregoing information, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Nor shall such information and exhibits be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Certain of the statements included in this Form 8-K and its exhibits constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include operating earnings guidance and other statements regarding our expectations, assumptions and beliefs. Without limiting or superseding the foregoing, the text of the slide 2, entitled “Forward-Looking Statements,” is incorporated by reference into this item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated December 9, 2011

99.2	Slide presentation of 2012 Outlook Conference Call for Symetra Financial Corporation, dated December 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2011

By:	/s/ David S. Goldstein
Name:	David S. Goldstein
Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 9, 2011

99.2	Slide presentation of 2012 Outlook Conference Call for Symetra Financial Corporation, dated December 9, 2011